UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): November 8, 2018

TerraForm Power, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-36542	46-4780940
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 Liberty Street, 14th Floor, New York, New York 10281
(Address of Principal Executive Offices) (Zip Code)

646-992-2400
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 2.02. Results of Operations and Financial Condition.

On November 8, 2018, TerraForm Power, Inc. (the “Company”) issued a press release announcing the reporting of its financial results for the quarter ended September 30, 2018. The press release also reported certain financial and operating metrics of the Company as of or for the quarters ended September 30, 2018 and 2017. A copy of the press release is furnished with this Current Report on Form 8-K as Exhibit 99.1.

Note Regarding Non-GAAP Financial Measures. In the attached press release, presentation, and letter, the Company discloses items not prepared in accordance with accounting principles generally accepted in the United States (“GAAP”), or non-GAAP financial measures (as defined in Regulation G promulgated by the U.S. Securities and Exchange Commission). A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures is contained in the attached press release and presentation.

Cautionary Note Regarding Forward-Looking Statements. Except for historical information contained in this Form 8-K and the press release, presentation, and letter attached as exhibits hereto, this Form 8-K and the press release, presentation, and letter contain forward-looking statements which involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. Please refer to the cautionary note in the press release and presentation regarding these forward-looking statements.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Matthew Berger as Chief Financial Officer

On November 8, 2018, Mr. Matthew Berger resigned from his position as Chief Financial Officer of the Company, effective as of November 12, 2018.

Appointment of Mr. Michael Tebbutt as Chief Financial Officer

On November 8, 2018, the Company appointed Mr. Michael Tebbutt as Chief Financial Officer of the Company, effective as of November 12, 2018.

Mr. Tebbutt, 40, a Chartered Accountant, first joined our sponsor, Brookfield Asset Management Inc. (“Brookfield”), in 2011, where he has held a series of senior finance positions, most recently as Chief Financial Officer at Brookfield Properties in its U.S. retail business since April 2017. Previously, he served as Chief Financial Officer at Brookfield Infrastructure Asia Pacific’s operations from 2014 to 2017. In his new role as Chief Financial Officer of the Company, Mr. Tebbutt is not an employee of the Company and instead will remain employed by Brookfield. Mr. Tebbutt’s services are provided under a management services agreement with Brookfield, and Brookfield directly sets his compensation.

Item 7.01. Regulation FD Disclosure.

On November 8, 2018, the Company also posted presentation materials to the Investors section of its website at www.terraformpower.com, which were made available in connection with a previously announced November 9, 2018 investor conference call. A copy of the presentation is furnished herewith as Exhibit 99.2.

On November 8, 2018, the Company also posted a letter to shareholders to the Investors section of its website at www.terraformpower.com. A copy of the letter is furnished herewith as Exhibit 99.3.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release, dated November 8, 2018, titled “TerraForm Power Reports Third Quarter 2018 Results”
99.2	Presentation materials, dated November 8, 2018, titled “Q3 2018 Supplemental Information”
99.3	Letter to Shareholders, dated November 8, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TerraForm Power, Inc.

Date: November 8, 2018	By:	/s/ MATTHEW BERGER
Matthew Berger
Chief Financial Officer